Exhibit 99.1

Janney West Coast Bank CEO Forum January 29 & 30, 2020 Ticker: EGBN E agle B ank C o r p . co m

Forward Looking Statements 2 This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn P 240 - 497 - 2040 E mflynn@eaglebankcorp . com

Company Overview 3 • Eagle Bancorp, Inc. is a highly profitable community bank focused on the Washington, DC metropolitan area • Commercially - oriented business model with deep relationships of loans, core deposits and related products • Streamlined network of 20 branches and 2 lending offices located in Northern Virginia, Suburban Maryland and the District of Columbia • #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area • Largest market capitalization of any community bank based in the Washington, DC metropolitan area • Largest and most profitable bank headquartered and operating in the state of Maryland Data as - of December 31, 2019

Summary Statistics Total Assets $ 9.0 b illi o n Total Loans $ 7.5 billion Total Deposits $ 7.2 billion Shares Outstanding (at close December 31, 2019) Market Capitalization (at close December 31, 2019) 33,241,496 $ 1.62 Billion I nst i tut i ona l Ownership 81 % Member of Russell 2000 yes Member of S&P SmallCap 600 yes Tangible Common Equity $ 1.1 b illi o n (1) Tangible Book Value per Common Share $ 32 . 6 7 (1) NOTE: Financial data at or for the quarter ended December 31, 2019 4

Investment Rationale Highly profitable, with balanced financial performance Strategically positioned in the 5th largest regional economy in the U.S. Strong capital ratios NOTE: Financial data at or for the quarter ended December 31, 2019 5

Investment Rationale NOTE: Financial data at or for the quarter ended December 31, 2019 6 • Favorable Net Interest Margin | 3.49% • Operating Leverage with streamlined branch system: Efficiency Ratio | 39.71% • Clean Asset Quality: NPAs/Assets | 0.56% ; NCOs/Average Loans | 0.16% • DDAs as a percentage of Average Deposits | 29.69% • Cash Dividend: Yield | 1.81% ; Dividend payout ratio | 20.75% • Consistent organic growth of loans and deposits • Proven ability to evaluate and execute acquisitions • Dedicated, diverse and experienced Board focused on vision and governance

Performance Statistics

Key Ratios (at or for the period ended)	EGBN 2014Y	2015Y	2016Y	2017Y	2018Y	2019Q1	2019Q2	2019Q3	2019Q4	Peer Group (1) 2019Q3
PROFITABILITY										
Net Interest Margin	4.44%	4.33%	4.16%	4.15%	4.10%	4.02%	3.91%	3.72%	**3.49%**	**3.54%**
Efficiency Ratio	50.67%	42.49%	40.29%	37.84%	37.31%	36.82%*	38.04%	38.34%	**39.71%**	**61.24%**
Return on Average Assets	1.31%	1.49%	1.52%	1.62%*	1.91%	1.85%*	1.74%	1.62%	**1.49%**	**1.18%**
Return on Average Tangible Common Equity	14.27%	14.69%	14.19%	12.54%*	16.63%	15.26%*	14.08%	13.25%	**12.91%**	**N/A**
ASSET QUALITY										
Allowance Loan Losses/Gross Loans	1.07%	1.05%	1.04%	1.01%	1.00%	0.98%	0.98%	0.98%	**0.98%**	**0.95%**
NPAs + 90 Days Past Due/Total Assets	0.68%	0.31%	0.30%	0.20%	0.21%	0.50%	0.45%	0.66%	**0.56%**	**0.56%**
Net Charge-Offs to Average Loans (annualized)	0.17%	0.17%	0.09%	0.06%	0.05%	0.19%	0.08%	0.08%	**0.16%**	**0.10%**
Reserve/NPLs (Coverage Ratio)	205.30%	397.95%	330.49%	489.20%	429.72%	329.15%*	192.70%	127.87%	**151.16%**	**252.70%**
CAPITAL										
Tier 1 Leverage Ratio	10.69%	10.90%	10.72%	11.45%	12.08%	12.55%*	12.66%	12.19%	**11.62%**	**10.40%**
Tangible Common Equity/Tangible Assets (2)	8.54%	10.56%	10.84%	11.44%	12.11%	12.65%*	12.60%	12.13%	**12.22%**	**N/A**
Total Risk Based Capital Ratio	12.97%	12.75%	14.89%	15.02%	16.08%	16.27%*	16.36%	16.08%	**16.20%**	**14.59%**
VALUATION										
Price/Earnings	18.2x	20.2x	21.3x	19.8x	11.0x	11.5x	12.4x	10.4x	**11.6x**	**12.6x*** **
Price/Tangible Book Value	244%	268%	282%	235%	167%	166%	173%	140%	**149%**	**173%*** **

NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 35-40. * Data for 2017Y & 2019Q1 is shown on an adjusted basis. ** Data as-of 12/31/19. The peer group valuation numbers represent the KRX Index.

EAGLE BANCORP, INC.

7

Experienced Senior Management Team Susan G. Riel CEO & President, Eagle Bancorp & Eaglebank 43 years in banking 21 years with EGBN Antonio F. Marquez EVP & Chief Real Estate Lending Officer 34 years in banking 8 years with EGBN Charles D. L e v i ng st o n EVP & Chief Financial Officer , Eagle Bancorp & Eaglebank 19 years in banking 8 years with EGBN Lindsey S. Rheaume EVP & Chief Commercial & Industrial Lending Officer 34 years in banking 5 years with EGBN Janice L. Williams EVP & Chief Credit Officer 25 years in banking 16 years with EGBN 8

Board Focused on Vision and Oversight Norman R . Pozez Chair - Board of Directors, Governance & Nominating Committee 11 years with EGBN Kathy A. Raffa Board Member, Chair - Audit Committee 4 years with EGBN Leslie Ludwig Board Member, Chair - Compensation Committee 3 years with EGBN Theresa G. LaPlaca Board Member 1 years with EGBN Susan G. Riel Board Member - President & CEO 21 years with EGBN James A Soltesz Board Member 12 years with EGBN Benjamin M. Soto Board Member 13 years with EGBN Leland M. Weinstein Board Member 21 years with EGBN Matthew D. Brockwell Board Member 1 years with EGBN 9

2 9 5 4 9 5 95 4 9 5 4 9 5 2 7 0 3 9 5 66 66 Bethesda Lanham Chevy Chase T w i n b r oo k R oc k v i ll e Shady Grove Rosslyn Ballston Silver Spring M e rr i f i el d Alexandria Fairfax Tysons Corner R e s to n Dulles Town Center C h an t illy HQ RHQ RHQ MON T GOMERY COUNTY PRINCE GEORGE ’S COUNTY FAIRFAX COUNTY A R L I N G T O N COUNTY LOUDOUN COUNTY DC MD Park Potomac MD VA Branch Loan Office Corporate Headquarters Regional Headquarters 10 B r a nch S y ste m Lending Office Virginia 9 Maryland 6 2 Washington, DC 5 Total 20 2 EagleBank Locations

76 . 4 % Washington, DC Metropolitan Area Local Community June 30, 2018 June 30, 2019 Annual 2019 M a r k e t Deposit Market Share (Dollar values in thousands) B a l a n c e B a l a n c e Gr o w t h R a nk B a n k s C o m p a ny N a m e B r a n c h e s 1 Bank of America Corp. 149 2 Capital One Financial Corp. 104 3 Wells Fargo & Co. 156 4 SunTrust Banks Inc. 137 5 BB&T Corp. 153 6 PNC Financial Services Group Inc. 178 7 Citigroup Inc. 33 8 United Bankshares Inc. 64 36 , 020 , 84 0 32 , 472 , 10 8 29 , 004 , 20 6 18 , 971 , 41 2 14 , 122 , 05 9 13 , 829 , 85 3 8 , 831 , 00 0 8 , 491 , 14 3 38 , 188 , 83 2 36 , 385 , 71 5 27 , 965 , 53 6 18 , 829 , 92 8 14 , 314 , 19 3 14 , 121 , 92 9 8 , 748 , 00 0 8 , 603 , 93 2 6 . 0% 12 . 1% - 3 . 6% - 0 . 7% 1 . 4% 2 . 1% - 0 . 9% 1 . 3 % S h a r e 17 . 5% 16 . 6% 12 . 8% 8 . 6% 6 . 5% 6 . 5% 4 . 0% 3 . 9% 9 1 Eagle Bancorp Inc. 20 6 , 344 , 31 3 7 , 011 , 80 7 10 . 5% 3 . 2% 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 10 11 12 13 Sandy Spring Bancorp Inc. HSBC Holdings Plc Toronto - Dominion Bank M&T Bank Corp Atlantic Union Bank Burke & Herbert Bank & Trust Co. Revere Bank Old Line Bank John Marshall Bank First Virginia Community Bank Community Bank of the Chesapeake Amalgamated Bank Capital Bank Main Street Bank Congressional Bank SONABANK All Other Market Participants 47 12 50 74 33 25 8 19 8 10 9 1 4 6 6 16 225 4 , 864 , 85 2 3 , 459 , 64 2 3 , 950 , 13 9 4 , 362 , 24 6 1 , 836 , 40 8 2 , 329 , 59 9 1 , 523 , 79 2 1 , 321 , 43 7 976 , 13 2 1 , 011 , 23 0 976 , 27 9 978 , 55 1 921 , 82 9 803 , 22 3 844 , 17 6 541 , 28 2 9 , 825 , 74 9 5 , 304 , 06 2 4 , 586 , 83 2 4 , 407 , 14 8 4 , 164 , 84 8 3 , 949 , 70 1 2 , 398 , 13 2 1 , 677 , 87 7 1 , 536 , 11 1 1 , 266 , 23 7 1 , 253 , 75 2 1 , 127 , 55 0 1 , 027 , 07 7 1 , 023 , 17 3 1 , 013 , 45 5 922 , 45 7 657 , 04 2 8 , 312 , 35 5 9 . 0% 32 . 6% 11 . 6% - 4 . 5% 115 . 1% 2 . 9% 10 . 1% 16 . 2% 29 . 7% 24 . 0% 15 . 5% 5 . 0% 11 . 0% 26 . 2% 9 . 3% 21 . 4% - 15.4% 2 . 4% 2 . 1% 2 . 0% 1 . 9% 1 . 8% 1 . 1% 0 . 8% 0 . 7% 0 . 6% 0 . 6% 0 . 5% 0 . 5% 0 . 5% 0 . 5% 0 . 4% 0 . 3% 3 . 8 % Market Total 1,547 208,613,500 218,797,681 4.9% NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area. SOURCE: FDIC, as of June 30, 2018 and June 30, 2019. 100 . 0% 11

Consistent Balance Sheet Growth Total Assets $9 , 50 0 $9 , 00 0 $8 , 50 0 $8 , 00 0 $7 , 50 0 $7 , 00 0 $6 , 50 0 $6 , 00 0 $5 , 50 0 $5 , 00 0 $4 , 50 0 $4 , 00 0 $3 , 50 0 $3 , 00 0 $2 , 50 0 $2 , 00 0 $1 , 50 0 $1 , 00 0 $500 $0 $8 , 98 9 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. *Q4 2017 is shown on an operating basis. 12 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 * 18Q1 18Q2 18Q3 18Q4 19Q1 19Q2 19Q3 19Q4 Millions of Dollars

$45 , 00 0 $40 , 00 0 Net Income Available to Common SBLF Dividend Net Income Trend $35,456 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. *Q4 2017 & Q1 2019 is shown on an adjusted basis. 13 $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 * 18Q1 18Q2 18Q3 18Q4 19Q1 * 19Q2 19Q3 19Q4 Thousands of Dollars

$ 5 . 0 0 $ 4 . 5 0 $ 4 . 0 0 $ 3 . 5 0 $ 3 . 0 0 $ 2 . 5 0 $ 2 . 0 0 $ 1 . 5 0 $ 1 . 0 0 $ 0 . 5 0 $ 0 . 0 0 2 0 1 4 Y 2 0 1 5 Y 2 0 1 6 Y 2 0 1 7 Y 2 0 1 8 Y 2 0 1 9 Y EPS (Reported) EPS (Operating) Earnings Per Share NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 are shown on an adjusted basis.; $1.95 $2 . 0 8 Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 35 - 40. 14 $2 . 5 0 $2 . 8 6 $3 . 3 5 $2.92 $4 . 4 2 $4 . 1 8

$14 . 5 6 $18 . 8 3 $21 . 6 1 $24 . 6 7 $29 . 1 7 $32 . 6 7 $ 1 0 . 0 0 $ 5 . 0 0 $ 0 . 0 0 $ 1 5 . 0 0 $ 2 0 . 0 0 $ 2 5 . 0 0 $ 3 0 . 0 0 $ 3 5 . 0 0 2 0 1 4 Y 2 0 1 5 Y 2 0 1 6 Y 2 0 1 7 Y 2 0 1 8 Y 2 0 1 9 Y Tangible Book Value per Share NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 35 - 40. Virginia Heritage Bank acquisition closed on October 31, 2014. 15

Net Interest Margin NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. 4 . 16% 4 . 15% 4 . 10% 4 . 02% 3 . 91% 3 . 72% 3 . 49% 3 . 48% 3 . 53% 3 . 58% 3 . 54% 3 . 55% 3.54% 3.49% 2 . 0 0% 2 . 5 0% 3 . 0 0% 3 . 5 0% 4 . 0 0% 4.50% 4 . 33% 2 0 1 5 Y 2 0 1 6 Y 2 0 1 7 Y 2 0 1 8 Y 2 0 1 9 Q 1 2 0 1 9 Q 2 2019Q3 2 0 1 9 Q 4 E G B N Peer Group 16

4.69% 4 . 60% 4.73% 5.09% 5.21% 5.21% 5.00% 3.93% 4.06% 4.38% 4.54% 4 . 57% 4.57% 4.64% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 2 0 1 5 Y 2 0 1 6 Y 2 0 1 7 Y 2 0 1 8 Y 2 0 1 9 Q 1 2019Q2 2 0 1 9 Q 3 2 0 1 9 Q 4 Yield on Average Earning Assets E G B N Peer Group 0 . 58% 0 . 99% 1 . 19% 1 . 30% 1 . 28% 1 . 15% 0 . 54% 0 . 81% 1 . 02% 1 . 04% 1 . 05% 0 .2 5% 0 .0 0% 0.50% 0.36% 0 .7 5% 1 .0 0% 1 .2 5% 1 .5 0% 2 0 1 5 Y 2 0 1 6 Y 2 0 1 7 Y 2018Y 2019Q1 2019Q2 2019Q3 2019Q4 Cost of Funds Yields and Cost of Funds EGBN Peer Group NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. *Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. 0.42% 0.44% 0.44% * 3.93% * 5 . 24% 5 . 11% 5 . 17% 5 . 54% 5 . 62% 5 . 61% 5 . 39% 4 . 48% 4 . 41% 4 . 52% 4 . 85% 5 . 00% 5 . 04% 5.05% 5.18% 1 . 0 0% 2 . 0 0% 3 . 0 0% 4 . 0 0% 5 . 0 0% 6 . 0 0% 7 . 0 0% 2 0 1 5 Y 2 0 1 6 Y 2017Y 2018Y 2019Q1 2 0 1 9 Q 2 2 0 1 9 Q 3 2 0 1 9 Q 4 Yield on Loans EGBN Peer Group 17

Moderate Interest Rate Risk Position • Both assets and liabilities remain short with repricing durations at 20 months on loans and 27 months on deposits • A 100 bps shock increase would increase Net Interest Income by about $16.4 million or 5.1% on a static balance sheet over a 12 month period Book Value of Deposits Economic Value of Deposits Premium (Discount) in Deposits Book Value of Equity Economic Value of Equity Equity Premium Percentage (Dollar value in thousands) Interest Rate Indicators and Trends 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 2019Q4 Repricing Duration of Assets and Liabilities (months) Investments 47 43 41 34 38 36 31 41 Loans 25 23 17 17 17 19 20 20 Deposits 32 27 26 26 27 28 29 27 Borrowings 40 64 21 38 16 18 53 47 Economic Value of Assets and Liabilities Book Value of Portfolio Loans $ 4 , 998 , 36 8 $ 5 , 618 , 82 0 $ 6 , 348 , 26 2 $ 6 , 992 , 74 9 $ 7 , 174 , 07 4 $ 7 , 393 , 14 2 $ 7 , 558 , 95 4 $ 7 , 548 , 91 6 Economic Value of Portfolio Loans $ 5 , 000 , 71 7 $ 5 , 624 , 08 5 $ 6 , 368 , 26 2 $ 7 , 028 , 36 2 $ 7 , 212 , 33 6 $ 7 , 464 , 75 0 $ 7 , 646 , 10 5 $ 7 , 623 , 90 7 Premium (Discount) in Loans 0 . 0% 0 . 1% 0 . 3% 0 . 5% 0 . 5% 1 . 0% 1 . 2% 1 . 0% $ 5,158,445 $ 5,717,837 $ 5,852,129 $ 6,972,266 $ 6,682,022 $ 6,947,850 $ 7,401,121 $ 5,002,426 $ 5,548,300 $ 5,543,159 $ 6,607,501 $ 6,390,425 $ 6,774,745 $ 7,192,806 $ 7,224,389 $ 7,038,558 - 3 . 0% - 3 . 0% - 5 . 3% - 5 . 2% - 4 . 4% - 2 . 5% - 2 . 8% - 2 . 6% $ 738,602 $ 842,799 $ 950,438 $ 1,108,941 $ 1,148,487 $ 1,184,582 $ 1 , 184 , 29 6 $ 1 , 190 , 68 1 $ 896,974 $ 1,030,450 $ 1,291,456 $ 1,405,102 $ 1,385,181 $ 1,318,348 $ 1 , 383 , 68 5 $ 1 , 378 , 97 6 21.4% 22.3% 35.9% 26.7% 20.6% 11.3% 16 . 8% 15 . 8% 18 Interest Rate Shock Analysis SHORT TERM EFFECTS (dollars in thousands) Net Interest Income - Flat balance Sheet $ 250,826 $ 270,909 $ 290,055 $ 310,167 $ 319,604 $ 320,909 $ 330 , 32 9 $ 321 , 20 1 Net Interest Income - + 100 basis point shock $ 250,113 $ 276,988 $ 305,576 $ 325,192 $ 333,632 $ 334,447 $ 346 , 32 4 $ 337 , 56 5 Percentage Change - 0.3% 2.2% 5.4% 4.8% 4.4% 4.2% 4 . 8% 5 . 1 % Net Interest Income - + 200 basis point shock $ 257,705 $ 289,966 $ 321,011 $ 339,949 $ 347,340 $ 347,788 $ 362 , 22 2 $ 354 , 57 1 Percentage Change 2.7% 7.0% 10.7% 9.6% 8.7% 8.4% 9 . 7% 10 . 4 % Net Interest Income - + 300 basis point shock $ 266,070 $ 303,319 $ 336,214 $ 354,675 $ 360,938 $ 360,984 $ 377 , 97 3 $ 371 , 32 2 Percentage Change 6.1% 12.0% 15.9% 14.3% 12.9% 12.5% 14 . 4% 15 . 6 % Net Interest Income - + 400 basis point shock $ 274,468 $ 316,719 $ 351,372 $ 369,452 $ 374,675 $ 374,197 $ 393 , 82 4 $ 388 , 23 1 Percentage Change 9.4% 16.9% 21.1% 19.1% 17.2% 16.6% 19 . 2% 20 . 9 % Net Interest Income - - 100 basis point shock $ 244,895 $ 264,079 $ 283,576 $ 295,870 $ 306,375 $ 308,597 $ 318 , 15 9 $ 310 , 86 1 Percentage Change - 2.4% - 2.5% - 2.2% - 4.6% - 4.1% - 3.8% - 3 . 7% - 3 . 2 % Net Interest Income - - 200 basis point shock $ 241,220 $ 256,318 $ 269,693 $ 289,637 $ 301,675 $ 302,628 $ 303 , 86 7 $ 296 , 41 6 Percentage Change - 3.8% - 5.4% - 7.0% - 6.6% - 5.6% - 5.7% - 8 . 0% - 7 . 7%

$ 9 0 , 0 0 0 $ 8 0 , 0 0 0 $ 7 0 , 0 0 0 $ 6 0 , 0 0 0 $ 5 0 , 0 0 0 $ 4 0 , 0 0 0 $ 3 0 , 0 0 0 $ 2 0 , 0 0 0 $ 1 0 , 0 0 0 $0 Consistent Increases in Operating Leverage Revenue ($000s) Non - Int Expense ($000s) NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 35 - 40. Virginia Heritage Bank acquisition closed on October 31, 2014. Data for Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 & Q1 2019 is shown on an adjusted basis. 19

42% 40% 40% 37% 37% 38% 38% 40% 65% 64% 62% 61% 63% 62% 61% 3 5% 3 0% 4 0% 4 5% 6 0% 5 5% 5 0% 6 5% 7 5% 7 0% 2 0 1 5 Y 2 0 1 6 Y 2 0 1 7 Y 2 0 1 9 Q 2 2 0 1 9 Q 3 2 0 1 9 Q 4 2 0 1 8 Y EGBN Superior Efficiency Ratio refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 35 - 40. 20 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. *Q1 2019 is shown on an adjusted basis. Please 2019Q1 * Peer Group

Deposit Composition and Growth • Commercial focus drives growth of Noninterest Bearing Demand accounts • Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits (1) Core deposits include CDAR’s and ICS reciprocal deposits. (Dollar Values in Thousands) As of December 31, 2018 As of September 30, 2019 As of December 31, 2019 Deposit Type Balance % of T o t al Balance % of T o t al Balance % of T o t al Noninterest Bearing $ 2,104,220 30 . 2% $ 2,051,106 27 . 7% $ 2,064,367 28 . 6% Interest Bearing Transaction 593 , 107 8 . 5% 918,011 12 . 4% 863,856 12 . 0% Core Savings & Money Market (1) 2,304,996 33 . 1% 2,297,508 31 . 0% 2,187,261 30 . 3% Core CD's (1) 829 , 435 11 . 9% 823,994 11 . 1% 738,291 10 . 2% Wholesale Money Market 644 , 563 9 . 2% 737,022 10 . 0% 825,868 11 . 4% Wholesale CD's 497 , 964 7 . 1% 574,872 7 . 8% 544,748 7 . 5% Total Deposits $6,974,285 100% $7,402,513 100% $7,224,391 100% 21

Detail of Loan Portfolio • Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County • Held for Sale residential mortgages not included NOTE : Data as of December 31, 2019 33 . 6% 48 . 9% 15 . 0% (Dollar Value in Thousands) County C&I Owner O cc up i e d CRE Income P r odu c i ng CRE CRE Bridge Financing Owner O cc up i e d Const. CRE Construction Land R e s i d e n t i a l Mortgage C on s u m e r TOTAL % of To t a l Maryland Montgomery $ 367 , 57 1 $ 168,405 $ 354 , 05 4 $ 281 , 28 6 $ 14,578 $ 72 , 16 5 $ 8 , 98 4 $ 18,054 $ 37,334 $ 1,322,431 17 . 5 % Prince George's 124 , 74 5 140 , 51 0 271 , 76 9 55 , 05 3 14 , 78 4 50 , 79 4 12 , 25 3 - 1 , 73 8 671 , 64 6 8 . 9 % Baltimore 37 , 37 4 34 , 25 2 57 , 79 7 84 , 50 9 2 , 44 0 789 - 90 209 217 , 46 0 2 . 9 % Anne Arundel 14 , 68 2 28 , 37 6 40 , 35 5 78 , 29 7 - 15 , 94 8 - 3 , 04 8 1 , 09 2 181 , 79 8 2 . 4 % Frederick 5 , 27 5 625 58 , 41 1 4 , 13 7 158 - 6 , 46 9 729 371 76 , 17 5 1 . 0 % Howard 14 , 54 1 11 , 36 1 28 , 34 6 15 , 86 2 - 2 , 14 9 3 , 74 2 1 , 59 0 1 , 22 3 78 , 81 4 1 . 0 % Eastern Shore 8 , 43 9 10 , 24 6 64 , 43 9 - - - 127 1 , 67 3 679 85 , 60 3 1 . 1 % Charles 4 , 05 5 20 , 31 7 8 , 99 7 - - - - 293 180 33 , 84 2 0 . 4 % Other MD 3 , 91 2 8 , 66 7 2 , 85 8 - - 1 , 46 3 2 , 67 9 - 415 19 , 99 4 0 . 3 % Washington DC 369 , 02 8 216 , 04 8 654 , 38 3 511 , 51 8 23 , 82 4 664 , 64 5 21 , 31 4 45 , 17 1 19 , 46 8 2 , 525 , 39 9 33 . 5% - Virginia Fairfax 281 , 60 1 70 , 36 2 241 , 83 5 147 , 21 6 - 60 , 63 5 3 , 70 2 15 , 70 1 10 , 27 4 831 , 32 6 11 . 0 % Loudoun 47 , 42 7 47 , 12 5 128 , 10 6 61 , 18 3 12 , 91 4 11 , 36 5 3 , 91 6 1 , 32 7 3 , 01 2 316 , 37 5 4 . 2 % Arlington 65 , 65 2 813 66 , 93 6 47 , 21 1 1 , 52 0 7 , 54 1 - 2 , 25 2 1 , 71 7 193 , 64 2 2 . 6 % Alexandria 41 , 85 7 14 , 17 4 33 , 70 9 30 , 53 0 - 10 , 87 6 - - 517 131 , 66 3 1 . 7 % Prince William 11 , 90 3 31 , 34 9 67 , 36 3 19 , 70 9 204 3 , 36 0 4 , 39 9 - 1 , 34 3 139 , 63 0 1 . 9 % Fauquier 2 , 93 6 2 , 98 1 4 , 97 9 - - - - 770 265 11 , 93 1 0 . 2 % Other VA 12 , 03 8 44 , 80 7 124 , 64 5 1 , 57 3 267 4 , 29 8 1 , 45 0 415 510 190 , 00 3 2 . 5 % Other USA 132 , 87 0 134 , 99 1 119 , 97 3 35 , 70 7 18 , 80 1 57 , 71 4 2 , 97 7 13 , 10 8 1 , 87 5 518 , 01 6 6 . 9 % Total $1 , 545 , 90 6 $985 , 40 9 $2 , 328 , 95 5 $1 , 373 , 79 1 $89 , 49 0 $963 , 74 2 $72 , 01 2 $104 , 22 1 $82 , 22 2 $7 , 545 , 74 8 100 . 0% % of Total 20 . 5% 13 . 1% 30 . 7% 18 . 2% 1 . 2% 12 . 8% 1 . 0% 1 . 4% 1 . 1% 100 . 0% 22

Credit Quality Trends 23 (Dollar Values in Thousands) 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019 Q 3 2019Q4 Nonperforming Assets: Accruing Loans 90 or More Days Past Due $ - $ - $ - $ - $ - $ - $ 16,528 $ - Nonaccrual 13,239 17,875 13,238 16,277 40 , 261 37,408 41 , 122 48,730 Total Nonperforming Loans (NPLs) $ 13,239 $ 17,875 $ 13,238 $ 16,277 $ 40,261 $ 37,408 $ 57,650 $ 48,730 Other Real Estate Owned (OREO) 5,852 2,694 1,394 1,394 1 , 394 1,394 1 , 487 1 , 487 Total Nonperforming Assets $ 19,091 $ 20,569 $ 14,632 $ 17,671 $ 41,655 $ 38,802 $ 59,137 $ 50,217 Performing Restructured Loans (TDRs) 11,836 7,924 12,339 13,601 26 , 175 8,608 8 , 567 6 , 155 NPAs/Assets 0 . 31% 0 . 30% 0 . 20% 0 . 21% 0 . 50% 0 . 45% 0 . 66% 0 . 56% NPAs+TDRs/Assets 0 . 51% 0 . 41% 0 . 36% 0 . 37% 0 . 81% 0 . 55% 0 . 75% 0 . 63% Reserves $ 52,687 $ 59,073 $ 64,758 $ 69,944 $ 69,943 $ 72,086 $ 73,720 $ 73,658 Reserves/Loans 1 . 05% 1 . 04% 1 . 01% 1 . 00% 0 . 98% 0 . 98% 0 . 98% 0 . 98% Charge - Offs NCOs/Average Loans 0 . 17% 0 . 09% 0 . 06% 0 . 05% 0 . 19% 0 . 08% 0 . 08% 0 . 16%

Consistent Asset Quality Total Loans ($mms) 0 . 0% 2 . 0% 4 . 0% 6 . 0% 8 . 0% 1 0 . 0% 1 2 . 0% 1 4 . 0% 1 6 . 0% 1 8 . 0% 2 0 . 0% $0 $ 1 , 00 0 $ 2 , 00 0 $ 3 , 00 0 $ 4 , 00 0 $ 5 , 00 0 $ 6 , 00 0 $ 7 , 00 0 $ 8 , 00 0 Dec - Mar - Jun - Sep - Dec - Mar - Jun - Sep - Dec - Mar - Jun - Sep - Dec - Mar - Jun - Sep - Dec - 15 16 16 16 16 17 17 17 17 18 18 18 18 19 19 19 19 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Year Loan Growth NPAs/ Assets Average C h a r g e - O ff s 2015 $685 , 96 9 0 . 31% 0 . 17% 2016 $679 , 52 5 0 . 30% 0 . 09% 2017 $733 , 63 5 0 . 20% 0 . 06% 2018 $579 , 91 9 0 . 21% 0 . 05% 2019 $554 , 30 1 0 . 56% 0 . 13 % Net Charge - Off History for the periods ended December 31, 2019 Loan Type EGBN 2 Year Avg. EGBN 3 Year Avg. Income Producing CRE 0.03% 0.03% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.16% 0.16% Commercial & Industrial 0.20% 0.18% 24

Strength in C&I Lending 25 • At 20% of the Loan Portfolio, EagleBank has a much larger focus on C&I Lending than other local peer banks • C&I Loan Portfolio is predominantly variable rate loans • 14% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships • DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy • Treasury Management services provide opportunity for relationship retention and expansion

CRE Risk Management 26 • Executive & Board Level Oversight of Approval Process • Disciplined Underwriting • Proactive Portfolio Management • Quarterly Stress Testing of CRE Portfolio • Quarterly Independent Credit Review • Dedicated Special Assets Team

CRE Concentration 27 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Company’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. (Dollar Values in Thousands) 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 2019Q4 Total CRE Portfolio (excl Own Occ) $ 2,978,550 $ 3,246,636 $ 3,900,263 $ 4,213,281 $ 4,385,841 $ 4,602,792 $ 4,809,433 $ 4,731,296 CRE/Total Loans (1) 59 . 59% 57 . 18% 60 . 83% 60 . 26% 61 . 14% 62 . 26% 63 . 62% 62 . 70% CRE Nonperforming Loans NPLs/Total CRE 0 . 22% 0 . 34% 0 . 16% 0 . 14% 0 . 45% 0 . 20% 0 . 26% 0 . 35% Peer NPLs/Total CRE (1) 0 . 53% 0 . 40% 0 . 33% 0 . 41% 0 . 41% 0 . 38% 0 . 41% Total Net Charge Offs NCOs/Total CRE 0 . 06% 0 . 04% 0 . 07% 0 . 01% 0 . 26% 0 . 18% 0 . 11% 0 . 08% Peer NCOs/Total CRE (1) 0 . 01% 0 . 01% 0 . 01% 0 . 01% 0 . 01% 0 . 01% 0 . 02% CRE Concentration (2) 394 . 40% 319 . 33% 345 . 17% 325 . 08% 328 . 92% 336 . 65% 355 . 12% 347 . 31%

ADC Concentration 28 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Company’s asset size at the time of reporting. (2) Represents ADC concentration as a percentage of EGBN consolidated risk - based capital. (Dollar Values in Thousands) 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 2019Q4 Total ADC Portfolio $ 909,654 $ 976,599 $ 1,413,922 $ 1,616,098 $ 1,626,531 $ 1 , 618 , 114 $ 1 , 657 , 638 $ 1,609,647 ADC/Total Loans (1) 18 . 20% 17 . 20% 22 . 05% 23 . 12% 22 . 68% 21 . 89% 21 . 93% 21 . 33% ADC Nonperforming Loans NPLs/Total ADC 0 . 08% 0 . 13% 0 . 05% 0 . 25% 0 . 19% 0 . 57% 0 . 55% 0 . 72% Peer NPLs/Total ADC (1) 0 . 63% 0 . 35% 0 . 21% 0 . 18% 0 . 20% 0 . 14% 0 . 19% Total Net Charge Offs NCOs/Total ADC - 0 . 02% 0 . 16% 0 . 15% 0 . 01% 0 . 00% 0 . 00% 0 . 00% 0 . 00% Peer NCOs/Total ADC (1) - 0 . 04% - 0 . 06% - 0 . 04% - 0 . 02% - 0 . 01% - 0 . 01% - 0 . 01% ADC Concentration (2) 120 . 45% 96 . 05% 125 . 13% 124 . 69% 121 . 98% 118 . 35% 122 . 40% 118 . 16%

Capital Management 29 • 482,300 shares repurchased in 4th Quarter 2019; Capital impact ($21.5) million • Dividend of $0.22 per share declared in 2 nd , 3 rd & 4th Quarter of 2019 • $150 million of 10 Year, 5 Year non - call, 5.00% Subordinated Notes sold in July 2016 • $100 million of Common Equity raised through an underwritten offering in March 2015 • $70 million of 10 Year non - call 5.75% Subordinated Notes sold in August 2014 (1) This constitutes a non - GAAP financial measure. Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 35 - 40. * Data for 2017 & Q1 2019 is shown on an adjusted basis. (Dollar Values in Thousands) 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 2019Q4 Total Assets $ 6,075,577 $ 6,890,096 $ 7,493,617* $ 8,389,137 $ 8,388,406 $ 8,670,003 $ 9,003,467 $ 8,988,719 Total Common Stockholders' Equity $ 738,601 $ 842,799 $ 965 , 026* $ 1,108,941 $ 1,148,488 $ 1,184,582 $ 1,184,594 $ 1,190,681 Total Regulatory Capital $ 755,212 $ 1,016,713 $ 1,129,954 $ 1,297,427 $ 1,333,424 $ 1,367,227 $ 1,354,313 $ 1,362,253 Tier 1 Leverage Ratio 10 . 90% 10 . 72% 11 . 45% 12 . 10% 12 . 55% * 12 . 66% 12 . 19% 11 . 62% Tier 1 Risk Based Capital Ratio 10 . 68% 10 . 80% 11 . 23% 12 . 49% 12 . 75% * 12 . 87% 12 . 76% 12 . 87% Total Risk Based Capital Ratio 12 . 75% 14 . 89% 15 . 02% 16 . 08% 16 . 27% * 16 . 36% 16 . 08% 16 . 20% Common Equity Tier 1 (CETI) Ratio 10 . 68% 10 . 80% 11 . 23% 12 . 49% 12 . 75% * 12 . 87% 12 . 76% 12 . 87% Tangible Common Equity Ratio (1) 10 . 56% 10 . 84% 11 . 44% 12 . 11% 12 . 65% * 12 . 60% 12 . 13% 12 . 22%

Key Success Factors 30 • Building and maintaining core relationships – Cross sales – Focus on key customers • Maintenance of strong credit culture – Conservative underwriting criteria and loan policies – Disciplined committee approval and review process – Portfolio is balanced among C&I, CRE and Construction loans – Periodic loan and portfolio stress testing – Proactive identification and resolution of problem credits • Built and preserved a strong capital position and balance sheet – Nine capital raising events since August 2008 – Consistent quarterly profitability bolsters the capital position – Cash Dividend and Share Repurchase Program initiated in 2019

Key Success factors (continued) 31 • Disciplined ALCO process • Maintained focus on areas of strength – Concentration on core geographic markets and products • Proper infrastructure to support the increased volume of business and regulation • Comprehensive Management and Board level reporting • Human Resources – Recruiting of strong, seasoned bankers with local market knowledge and experience – Well designed, incentive based compensation plans – Stability of staff, low turnover rate

EagleBank Growth Strategy 32 • Profitability – Pricing discipline to sustain Net Interest Margin – Prudent expense management with streamlined branch system to maintain Efficiency Ratio • Sustain Credit Quality – Maintain balanced portfolio mix: C&I, CRE and Construction – Enhanced monitoring of individual credits – Expanded stress testing • Emphasis on Organic Growth – Only 3.2% deposit market share in DC Metro Area – Significant opportunities to expand C&I business lines including loans and treasury management products – Attract new relationships and develop cross sell opportunities – Enhance infrastructure to support growth beyond $10 billion in assets • Opportunities for Noninterest Income – Residential mortgage origination, SBA guaranteed loan origination & sales, FHA commercial mortgage origination & sales, treasury management services, insurance

EGBN Total Return Performance SOURCE: SNL Financial, Chart and calculations as of close of trading on December 31, 2019 Total Return Performance 1 Year 3 Year 5 Year EGBN (0.2%) (20.2%) 36.9% NASDAQ Bank Stock Index 21.2% 3.0% 48 . 3 % NASDAQ Stock Market Index 35.2% 66.7% 89.5% S & P 500 Index 28.9% 44.3% 56. 9% 33

Appendices 34

Non - GAAP Reconciliation GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 Common shareholders' equity $ 1,148,488 $ 1,184,582 $ 1,184,594 $ 1,190,681 Less: Intangible assets (105,466) (105,219) (104,915) (104,739) Tangible common equity $ 1,043,022 $ 1,079,363 $ 1,079,679 $ 1,085,942 Book value per common share $ 33.25 $ 34 . 3 0 $ 35 . 1 3 $ 35 . 8 2 Less: Intangible book value per common share (3.05) (3.05) (3.11) (3.15) Tangible book value per common share $ 30.20 $ 31 . 2 5 $ 32 . 0 2 $ 32 . 6 7 Total assets $ 8,388,406 $ 8,670,003 $ 9,003,467 $ 8,988,719 Less: Intangible assets (105,466) (105,219) (104,915) (104,739) Tangible assets $ 8,282,940 $ 8 , 564 , 78 4 $ 8 , 898 , 55 2 $ 8 , 883 , 98 0 Tangible common equity ratio 12.59% 12 . 60% 12 . 13% 12 . 22% 35

Non - GAAP Reconciliation * Data for 2017 is shown on an operating basis. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2015 December 31, 2016 December 31, 2017* December 31, 2018 December 31, 2019 Common shareholders' equity $ 738,601 $ 842,799 $ 965,026 $ 1,108,941 $ 1,190,681 Less: Intangible assets (108,542) (107,419) (107,212) (105,766) (104,739) Tangible common equity $ 630,059 $ 735,380 $ 857,814 $ 1,003,175 $ 1,085,942 Book value per common share $ 22.07 $ 24 . 7 7 $ 28 . 2 3 $ 32 . 2 5 $ 35 . 8 2 Less: Intangible book value per common share (3.24) (3.16) (3.14) (3.08) (3.15) Tangible book value per common share $ 18.83 $ 21 . 6 1 $ 25 . 0 9 $ 29 . 1 7 $ 32 . 6 7 Total assets $ 6,076,649 $ 6,890,097 $ 7,493,617 $ 8,389,137 $ 8,988,719 Less: Intangible assets (108,542) (107,419) (107,212) (105,766) (104,739) Tangible assets $ 5,968,107 $ 6 , 782 , 67 8 $ 7 , 386 , 40 5 $ 8 , 283 , 37 1 $ 8 , 883 , 98 0 Tangible common equity ratio 10.56% 10 . 84% 11 . 61% 12 . 11% 12 . 22% 36

Non - GAAP Reconciliation Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) Assets Deferred income taxes Total Assets Shareholders' Equity Retained earnings 431 , 54 4 14,588 446 , 13 2 Total Shareholders' Equity 950 , 43 8 14,588 965 , 02 6 Total Liabilities and Shareholders' Equ $ 7,479,029 14 , 58 8 $ 7 , 493 , 61 7 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 As of December 31, 2017 GAAP Change Non - GAAP 28,770 14,588 43,358 $ 7,479,029 $14,588 $ 7,493,617 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Income Statements: GAAP C h a nge Non - GAAP GAAP C h a nge Non - GAAP Income tax expense 35 , 39 5 ( 14 , 588 ) 20 , 80 7 85 , 50 4 ( 14 , 588 ) 70 , 91 6 Net income $ 15 , 56 9 14 , 58 8 $ 30 , 15 7 $ 100,232 14 , 58 8 $ 114 , 82 0 Performance Ratios (annualized): Return on average assets 0 . 82% 1 . 60% 1 . 41% 1 . 62 % Return on average common equity 6 . 49% 12 . 57% 11 . 06% 12 . 67 % Interest Income Income Tax Expense GAAP 35,395 Change (14,588) Non - GAAP 20,807 GAAP 85,504 Change (14,588) Non - GAAP 70,916 Net Income $ 15,569 $14,588 $ 30,157 $ 100,232 $14 , 58 8 $ 114,820 Earnings Per Common Share Basic $ 0.46 $ 0.43 $ 0.88 $ 2.94 $ 0.43 $ 3.36 Diluted $ 0.45 $ 0.42 $ 0.88 $ 2.92 $ 0.42 $ 3.35 37

Non - GAAP Reconciliation Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) Three M on ths Ended March 31 , 2 019 GAAP Change N on - G AA P Noninterest Expense Salaries and employee benefits 23 , 64 4 ( 6 , 153 ) 17 , 49 1 Total noninterest expense 38 , 30 4 ( 6 , 153 ) 32 , 15 1 Income Before Income Tax Expense 45 , 64 5 6 , 15 3 51 , 79 8 Income Tax Expense 11 , 89 5 1 , 40 4 13 , 29 9 Net Income $ 33 , 74 9 $ 4,749 $ 38,499 Earnings Per Common Share Basic $ 0.98 $ 0.14 $ 1.12 Diluted $ 0.98 $ 0.13 $ 1.11 Book value per common share at period end $ 33.25 $ 33.39 Tangible book value per common share at period end $ 30.20 $ 30.33 Return on average assets 1 . 62% 1 . 85 % Return on average common equity 12 . 12% 13 . 84 % Return on average tangible common equity 13 . 38% 15 . 26 % Efficiency ratio 43 . 87% 36 . 82 % Effective tax rate 26 . 06% 25 . 67 % Other Ratios: Common equity to total assets 13 . 69% 13 . 75 % Tier 1 capital (to average assets) 12 . 49% 12 . 55 % Tier 1 risk based capital ratio 11 . 69% 11 . 69 % Total capital (to risk weighted assets) 16 . 22% 16 . 27 % Common equity tier 1 capital (to risk weighted assets) 12 . 69% 12 . 75 % Tangible common equity ratio 12 . 59% 12 . 65 % Non Interest Expense as a % of average assets 1 . 81% 1 . 52 % Allowance for credit losses to total nonperforming loans 173 . 72% 329 . 15 % Nonperforming loans to total loans (4) 0 . 56% 0 . 30% 38

Non - GAAP Reconciliation (4) Nonperforming loans at September 30, 2019, includes a $16.5 million loan that was brought current shortly after quarter end. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) Three Months Ended Nine Months Ended Twelve Months Ended Three Months Ended September 30, 2019 September 30, 2019 December 31, 2018 September 30, 2018 Nine Months Ended September 30, 2018 Common shareholders' equity $ 1,184,594 $ 1,108,941 $ 1,061,651 Less: Intangible assets (104,915) (105,766) (106,481) Tangible common equity $ 1,079,679 $ 1,003,175 $ 955,170 Book value per common share $ 35.13 $ 32.25 $ 30.94 Less: Intangible book value per common share (3.11) (3.08) (3.10) Tangible book value per common share $ 32.02 $ 29.17 $ 27.84 Total assets $ 9,003,467 $ 8,389,137 $ 8,057,855 Less: Intangible assets (104,915) (105,766) (106,481) Tangible assets $ 8,898,552 $ 8,283,371 $ 7,951,374 Tangible common equity ratio 12.13% 12.11% 12.01% Average common shareholders' equity $ 1,197,513 $ 1,164,541 $ 1,022,642 $ 1 , 040 , 82 6 $ 1,003,439 Less: Average intangible assets (105,034) (105,297) (106,806) ( 106 , 629 ) (106,949) Average tangible common equity $ 1,092,479 $ 1,059,245 $ 915,836 $ 934 , 19 7 $ 896,490 Net Income Available to Common Shareholders $ 36,495 $ 107,487 $ 152,276 $ 38 , 94 9 $ 111,959 Average tangible common equity $ 1,092,479 $ 1,059,245 $ 915,836 $ 934 , 19 7 $ 896,490 Annualized Return on Average Tangible 13.25% 13.57% 16.63% 16 . 54% 16.70% Common Equity (1) 39 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) Noninterest Expense Nonperforming assets Nonperforming loans 59 , 13 7 57 , 65 0 $ $ (16,528) (16,528) $ $ $ 42 , 60 9 $ 41 , 12 2 Other Ratios (annualized): Nonperforming assets to total assets (4) 0 . 66% 0 . 47 % Nonperforming loans to total loans (4) 0 . 76% 0 . 54 % Allowance for credit losses to total nonperforming loans (4) 127 . 87% 179 . 27 % Nine Mont hs Ended September 3 0, 2019 GAAP Change Non - GAAP

Non - GAAP Reconciliation 40 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non - GAAP financial measures derived from GAAP - based amounts . The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets . The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding . The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions .

Market Information – Washington, DC MSA 41 • Population 6.2 Million – 6th largest market in the U.S. 3.4 Million • Employment – 52,000 new jobs created in 12 months ended October, 2019 – Employment growth driven by private sector, over 222,000 net new private sector jobs created over last five years – Unemployment rate of 2.8% vs. US average of 3.6% (October 2019) $541 Billion • Gross Regional Product (GRP) – 5th largest regional economy in the U.S. – 16.7% growth in GRP over the last 10 years – Federal Government Spending is 31.0% of GRP – Highest median household income of any major U.S. market

Greater Washington Economy Total Federal Spending = 30.9% of GRP GRP Contribution by Sub - market Education & Health Care 5.8% O t h e r 1.5% Non - Local Business 15.5% 2.7% A ss o c i a t i o n s 1.8% International Hospitality 3 . 8 % Other Federal 16 . 8 % Federal Procurement 14.1% Local Business 38.0% Suburban Maryland 28.0% 42 District of Columbia 24.0% Northern Virginia 48.0% Gross Regional Product SOURCE: Stephen S. Fuller Institute - George Mason University $541 Billion

Loan Portfolio and Growth (Dollar Values in Thousands) Annual Growth Rate As of December 31, 2018 As of September 30, 2019 As of December 31, 2019 Loan Type B a l a n ce % of Total Balance % of Total B a l a n ce % of Total % Commercial and Industrial $ 1,553,111 22 . 2% $ 1,466,862 19 . 4% $ 1,545,906 20 . 5% ( 0 . 5% ) Commercial Real Estate: Owner Occupied 887 , 814 12 . 7% 956,346 12 . 7% 985 , 409 13 . 1% 11 . 0% Income Producing 2 , 030 , 826 29 . 1% 2,372,758 31 . 4% 2,328,955 30 . 9% 14 . 7% CRE Bridge Financing 1 , 226 , 073 17 . 5% 1,439,525 19 . 0% 1,373,791 18 . 2% 12 . 0% Subtotal $ 4,144,713 59 . 3% $ 4,768,629 63 . 1% $ 4,688,155 62 . 1% 13 . 1% Construction & Land: Owner Occupied 57 , 797 0 . 8% 81,916 1 . 1% 89 , 490 1 . 2% 54 . 8% CRE Construction 980 , 938 14 . 1% 973,153 12 . 9% 963 , 742 12 . 8% ( 1 . 8% ) Land 58 , 877 0 . 8% 80,636 1 . 1% 72 , 012 1 . 0% 22 . 3% Subtotal $ 1,097,612 15 . 7% $ 1,135,705 15 . 0% $ 1,125,244 14 . 9% 2 . 5% Residential Mortgage $ 106,419 1 . 5% $ 104,563 1 . 4% $ 104,221 1 . 4% ( 2 . 1% ) Consumer & Other $ 89,592 1 . 3% $ 83,402 1 . 1% $ 82,222 1 . 1% ( 8 . 2% ) Total Loans $ 6,991,447 100 . 0% $ 7,559,161 100.0% $ 7,545,748 100 . 0% 7 . 9% 43

Geographic Detail – Income Producing CRE • Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County NOTE: Data as of December 31, 2019 (Dollar Value in Thousands County ) O ff i c e / C ondo Hotel Multi - F a mil y M i xe d Use R e d e v e l. / Retail Industrial S i ng l e & 1 - 4 Family Other TOTAL Total Maryland Montgomery $ 67 , 62 5 $ 44 , 41 6 $ 72 , 19 8 $ 113 , 48 9 $ 19 , 80 9 $ 17 , 58 0 $ 5 , 88 7 $ 13 , 05 0 $ 354 , 05 4 15 . 2 % Prince George's 32 , 33 9 102 , 48 6 37 , 55 9 2 , 70 4 31 , 48 2 35 , 58 8 2 , 19 6 27 , 41 5 271 , 76 9 11 . 7 % Baltimore 2 , 24 5 15 , 38 8 1 , 80 8 28 , 63 7 6 , 63 8 1 , 10 0 1 , 98 1 - 57 , 79 7 2 . 5 % Anne Arundel 1 , 91 4 9 , 73 0 - - 8 , 66 9 20 , 04 2 - - 40 , 35 5 1 . 7 % Frederick 6 , 16 8 - - 2 , 63 7 39 , 61 3 2 , 21 5 3 , 49 3 4 , 28 5 58 , 41 1 2 . 5 % Eastern Shore 1 , 84 3 58 , 79 5 - - 504 - 1 , 32 9 1 , 96 8 64 , 43 9 2 . 8 % Howard 2 , 24 4 - - - 10 , 23 1 13 , 75 4 793 1 , 32 4 28 , 34 6 1 . 2 % Charles 6 , 35 6 - - - 628 - - 2 , 01 3 8 , 99 7 0 . 4 % Other MD - - 1 , 30 9 155 1 , 39 4 - - - 2 , 85 8 0 . 1 % Washington DC 71,805 112,837 158,794 189 , 74 8 36 , 48 1 3 , 28 2 78 , 11 6 3 , 32 0 654 , 38 3 28 . 0 % Virginia Fairfax 154,027 - 1,054 986 41 , 60 4 588 5 , 22 1 38 , 35 5 241 , 83 5 10 . 4 % Loudoun 40 , 94 5 - 41 , 00 0 - 9 , 68 7 17 , 14 5 986 18 , 34 3 128 , 10 6 5 . 5 % Arlington 13 , 83 7 46 , 37 3 243 - - - 4 , 57 0 1 , 91 3 66 , 93 6 2 . 9 % Alexandria 23 , 42 9 - - 7 , 70 8 2 , 57 2 - - - 33 , 70 9 1 . 4 % Prince William 9 , 06 7 27 , 85 1 - 5 , 87 1 10 , 79 3 3 , 59 6 1 , 47 1 8 , 71 4 67 , 36 3 2 . 9 % Fauquier - - - - 4 , 97 9 - - - 4 , 97 9 0 . 2 % Other VA 62 , 22 9 - 15 , 36 5 5 , 61 8 37 , 76 8 220 1 , 54 5 1 , 90 0 124 , 64 5 5 . 4 % Other USA 3 , 89 9 2 , 29 8 31 , 60 3 449 8 , 08 3 - 5 , 25 5 68 , 38 6 119 , 97 3 5 . 2 % Total $499 , 97 2 $420 , 17 4 $360 , 93 3 $358 , 00 2 $270 , 93 5 $115 , 11 0 $112 , 84 3 $190 , 98 6 $2 , 328 , 95 5 100 . 0% % of Total 21 . 5% 18 . 0% 15 . 5% 15 . 5% 11 . 6% 4 . 9% 4 . 8% 8 . 2% 100 . 0% 44

Geographic Detail – Construction 45 • Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County • Recognized expertise in Single Family and Condo construction lending • Portfolio is diversified among collateral types NOTE: Data as of December 31, 2019 (Dollar Value in Thousands County ) Multi - F a m il y R e s i d e n t i a l Condo M i xe d Use Si ng l e & 1 - 4 Family Office Hotel Retail Other TOTAL Total Maryland Montgomery $ 8 , 47 4 $ 150 $ - $ 32 , 27 4 $ 24,809 $ - $ - $ 6 , 45 8 $ 72 , 16 5 7 . 5 % Prince George's 14 , 36 0 - - 2 , 68 8 - 19 , 58 5 - 14 , 16 1 50 , 79 4 5 . 3 % Baltimore - - - 428 - - - 361 789 0 . 1 % Anne Arundel - - 15,439 - - - - 509 15 , 94 8 1 . 7 % Frederick - - - - - - - - - 0.0% Eastern Shore - - - - - - - - - 0.0% Howard - - - 657 - - - 1,492 2,149 0.2% Charles - - - - - - - - - 0 . 0 % Other MD - - 1,463 - - - - - 1 , 46 3 0 . 2% - Washington DC 193,824 150 , 58 6 141,316 55,241 111,053 - 977 11,648 664 , 64 5 68 . 9% - Virginia - Fairfax 757 5 , 36 5 3,111 38,822 - - - 12,580 60 , 63 5 6 . 3 % Loudoun - 9 , 49 3 959 459 - - 454 - 11 , 36 5 1 . 2 % Arlington - - - 7,541 - - - - 7 , 54 1 0 . 8 % Alexandria - 8 , 20 0 2,313 363 - - - - 10 , 87 6 1 . 1 % Prince William - - - 1,145 - - - 2,215 3 , 36 0 0 . 3 % Fauquier - - - - - - - 0 . 0 % Other VA - - - 4,298 - - - - 4 , 29 8 0 . 4 % Other USA - - - 560 - 30,674 - 26,480 - 57,714 6 . 0 % Total $217,415 $173 , 79 4 $164,601 $144,476 $135,862 $50,259 $1,431 $75,904 $963 , 74 2 100 . 0% % of Total 22.6% 18 . 0% 17.1% 15.0% 14.1% 5.2% 0.1% 7.9% 100 . 0 % Renovation $ 62,995 $ 34 , 66 6 $ 15,159 $ 44,903 $ 104,188 $ - $ - $ 38,617 $ 300 , 52 8 31 . 2 % Ground - Up $ 154,420 $ 139 , 12 8 $ 149,442 $ 99,573 $ 31,674 $ 50,259 $ 1,431 $ 37,287 $ 663 , 21 4 68 . 8%

Conservative Securities Portfolio (Dollar Values in Thousands) US Government Agency Securities $180,228 $621 $1 , 05 5 $179,794 21 . 5 % Mortgage Backed Securites - GSEs 541,490 4 , 33 7 1 , 97 5 543 , 85 2 64 . 4 % Municipal Bonds 71 , 90 2 2 , 03 4 5 73 , 93 1 8 . 6 % Corporate Bonds 10 , 53 0 203 - 10 , 73 3 1 . 3 % US Treasury 34 , 84 4 11 - 34 , 85 5 4 . 2 % Other Equity Investments 19 8 - - 19 8 0 . 0 % Total Securities $839 , 19 2 $7 , 20 6 $3 , 03 5 $843,363 100 . 0 % US Government Agency Securities $171,585 $941 $706 $171,820 24 . 4 % Mortgage Backed Securites - GSEs 434,042 5 , 40 4 1 , 41 7 438 , 02 9 61 . 9 % Municipal Bonds 61 , 68 0 2 , 27 8 - 63 , 95 8 8 . 8 % Corporate Bonds 9 , 53 2 82 - 9 , 61 4 1 . 4 % US Treasury 24 , 91 9 7 - 24 , 92 6 3 . 5 % Other Equity Investments 19 8 - - 19 8 0 . 0 % Total Securities $ 701 , 95 6 $ 8,712 $ 2 , 12 3 $ 708,545 100 . 0 % US Government Agency Securities $260,150 $228 $4 , 03 3 $256,345 32 . 8 % Mortgage Backed Securites - GSEs 477,949 1 , 57 5 7 , 29 3 472 , 23 1 60 . 2 % Municipal Bonds 45 , 81 4 439 484 45 , 76 9 5 . 8 % Corporate Bonds 9 , 50 3 79 6 9 , 57 6 1 . 2 % Other Equity Investments 21 8 - - 21 8 0 . 0 % Total Securities $793 , 63 4 $2 , 32 1 $11 , 81 6 $784,139 100 . 0 % Security Type December 31, 2019 A m o r t i z e d Cost Gross U n r ea li z e d Gain Gross U n r ea li z e d Losses Estimated Fair V a l u e Amrt. Cost % of Total S e c u r i t i e s Security Type September 30, 2019 A m o r t i z e d Cost Gross U n r ea li z e d Gain Gross U n r ea li z e d Losses Estimated Fair V a l u e Amrt. Cost % of Total S e c u r i t i e s Security Type December 31, 2018 A m o r t i z e d Cost Gross U n r ea li z e d Gain Gross U n r ea li z e d Losses Estimated Fair V a l u e Amrt. Cost % of Total S e c u r i t i e s • Portfolio has $4.2 million of net unrealized gains at December 31, 2019 • Average life of portfolio is 3.4 years • Excludes Federal Reserve and Federal Home Loan Bank stock 46

Nationally Recognized Financial Performance • “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 Independent Community Bankers of America • Member of KBW Bank Honor Roll 2010 - 2018 47 • Named as one of Top 100 Performing Community Banks 2018 • Community Bankers Cup Award 2012 - 2018

Highly Regarded by Bank Rating Firms FIRM BANK RATING A - 300/300 B AUER F INANCIAL , I NC Green - *** 48

Experienced Management Team 49 Susan G. Riel, Chief Executive Officer & President Eagle Bancorp & EagleBank Ms. Riel, President - Chief Executive Officer of the Bank and Bancorp, and formerly Chief Operating Officer. Ms. Riel has been with the bank for 20 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 42 years of experience in the commercial banking industry. Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr. Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Banks of Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 18 years of experience in the banking industry. Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 33 years of experience in the banking industry in the Washington, DC metropolitan area. Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 33 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank — which was acquired by United Bank in 2014 — where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America. Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 15 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Historical Balance Sheet 50 * Data for 2017 is shown on an operating basis. ( D o ll a r V a l ue s i n T hou s and s ) 2015Y Assets Cash and Equivalents $298,363 2016Y $368 , 16 3 2017 Y * $190 , 47 3 2018Y $321 , 86 4 2019Y $241 , 97 3 Rate (1.1%) Securities Available for Sale 504 , 77 2 559 , 70 8 625 , 59 2 807 , 64 5 878 , 55 7 16.8% Total Cash and Securities 803 , 13 5 927 , 87 1 816 , 06 5 1 , 129 , 50 9 1 , 120 , 53 0 11.1% Gross Loans HFI 4 , 998 , 36 8 5 , 677 , 89 3 6 , 411 , 52 8 6 , 991 , 44 7 7 , 545 , 74 8 11.8% Loan Loss Reserves 52 , 68 7 59 , 07 4 64 , 75 8 69 , 94 4 73 , 65 8 9.8% Loans Held for Sale 47 , 49 2 51 , 62 9 25 , 09 6 19 , 25 4 56 , 70 7 5.1% Total Net Loans 4 , 993 , 17 3 5 , 670 , 44 8 6 , 371 , 86 6 6 , 940 , 75 7 7 , 528 , 79 7 11.8% Real Estate Owned 5 , 85 2 2 , 69 4 1 , 39 4 1 , 39 4 1 , 48 7 ( 35 . 4% ) Total Intangibles 108 , 15 5 106 , 94 7 106 , 82 4 105 , 47 0 104 , 54 2 (0.9%) Total Servicing Rights 387 472 388 296 197 (6.9%) Other Assets 164 , 87 5 181 , 66 4 197 , 08 0 211 , 71 1 233 , 16 6 8.8% Total Assets $6 , 075 , 57 7 $6 , 890 , 09 6 $7 , 493 , 61 7 $8 , 389 , 13 7 $8 , 988 , 71 9 11.4% Liabilities Deposits $5 , 158 , 44 4 $5 , 716 , 11 4 $5 , 853 , 98 4 $6 , 974 , 28 5 $7 , 224 , 39 1 10.9% FHLB Borrowings 0 0 325 , 00 0 0 250 , 00 0 12.3% Repurchase Agreements 72 , 35 6 68 , 87 6 76 , 56 1 30 , 41 3 30 , 98 0 ( 12 . 7% ) Subordinated Debt 68 , 92 8 216 , 51 4 216 , 90 5 217 , 29 6 217 , 68 7 22.4% Other Liabilities 37 , 24 8 45 , 79 3 56 , 14 1 58 , 20 2 74 , 98 0 15.8% Total Liabilities 5 , 336 , 97 6 6 , 047 , 29 7 6 , 528 , 59 1 7 , 280 , 19 6 7 , 798 , 03 8 11.0% Equity Preferred Equity 0 0 0 0 0 ( 100 . 0% ) Common Equity 738 , 41 0 845 , 18 0 966 , 77 5 1 , 113 , 21 6 1 , 187 , 72 2 16.8% Net Unrealized Gain (Loss) 191 ( 2 , 381 ) ( 1 , 749 ) ( 4 , 275 ) 2 , 95 9 2.3% Total Stockholders Equity 738 , 60 1 842 , 79 9 965 , 02 6 1 , 108 , 94 1 1 , 190 , 68 1 13.9% Total Liabilities and Equity $6 , 075 , 57 7 $6 , 890 , 09 6 $7 , 493 , 61 7 $8 , 389 , 13 7 $8 , 988 , 71 9 11.4% Balance Sheet Analysis (%) Total Gross Loans/ Total Assets 82 . 2 7 82 . 4 1 85 . 5 6 83 . 3 4 83 . 9 5 Loans/ Deposits 96 . 9 0 99 . 3 3 109 . 5 2 100 . 2 5 104 . 4 5 Reserves/ Loans 1 . 0 5 1 . 0 4 1 . 0 1 1 . 0 0 0 . 9 8 Annualized Growth Rates (%) Asset Growth Rate 15 . 7 7 13 . 4 1 8 . 7 6 11 . 9 5 7 . 1 5 Gross Loans HFI 15 . 9 1 13 . 5 9 12 . 9 2 9 . 0 4 7 . 9 3 Deposit Growth Rate 19 . 6 6 10 . 8 1 2 . 4 1 19 . 1 4 3 . 5 9 5 Year C o m poun d Growth

Historical Income Statement (Dollar Values in Thousands, except per share data) 5 Year C o m poun d Growth 2015Y 2016Y 2017Y* 2018Y 2019Y Rate Total Interest Income $ 253,180 $ 285,805 $ 324,034 $ 393,286 $ 429,630 17.5% Total Interest Expense 19 , 23 8 27,641 40,147 76,293 105,585 51.8% Net Interest Income 233,942 258,164 283,887 316,993 324,045 12.7% Loan Loss Provision 14,638 11,331 8,971 8,660 13,091 3.8% Service Charges on Deposits 5,397 5,821 6,364 7,014 6,247 5.0% Gain/Loss on Sale of Loans 11,973 11,563 9,276 5,963 8,474 4.2% Gain/Loss on Sale of Securities 2,254 1,194 542 97 1,517 133.2% Loss on early extinguishment of debt ( 1 , 130 ) - - - - 100.0% BOLI Revenue 1,589 1 , 55 4 1 , 46 6 1 , 50 7 1 , 70 3 5.8% Other Noninterest Income 6 , 54 5 7 , 15 2 11 , 72 5 8 , 00 5 7 , 75 8 8.1% Total Noninterest Income 26,628 27,284 29,373 22,586 25,699 7.0% Salaries and Employee Benefits 61,749 67,010 67,129 67,734 79,842 6.9% Premises and Equipment Expenses 16,026 15,118 15,632 15,660 14,387 1.6% Marketing and Advertising 2,748 3 , 49 5 4 , 09 5 4 , 56 6 4 , 82 6 19.3% Data Processing 7,533 7 , 74 7 8 , 22 0 9 , 71 4 9 , 41 2 8.8% Legal, Accounting and Professional Fees 3,729 3 , 67 3 5 , 05 3 9 , 74 2 12,195 28.8% FDIC Insurance 3,154 2 , 71 8 2 , 55 4 3 , 51 2 3 , 20 6 6.6% Merger Expenses 141 - - - - (100.0%) Other Noninterest Expenses 15 , 63 6 15 , 25 4 15 , 86 9 15 , 78 3 15 , 99 4 8.8% Total Noninterest Expense 110,716 115,015 118,552 126,711 139,862 7.0% Net Income Before taxes 135,216 159,102 185,736 204,208 196,791 17.9% Income taxes 51 , 04 9 61 , 39 5 70 , 91 6 51 , 93 2 53 , 84 8 11.0% Net Income 84,167 97,707 114,820 152,276 142,943 21.4% Preferred Dividends 60 1 - - - - (100.0%) Net Income Available to Common $ 83,566 $ 97,707 $ 114,820 $ 152,276 $ 142,943 21.7% Earnings per Share - Diluted $ 2.50 $ 2.86 $ 3.35 $ 4.42 $ 4.18 * Data for 2017 is shown on an adjusted basis. Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 35 - 40. 51